Advances from the Federal Home Loan Bank	12 Months Ended
Jun. 30, 2020
Federal Home Loan Banks [Abstract]
ADVANCES FROM THE FEDERAL HOME LOAN BANK

NOTE H - ADVANCES FROM THE FEDERAL HOME LOAN BANK

Advances from the Federal Home Loan Bank, collateralized at June 30, 2020 and 2019 by pledges of certain qualifying residential mortgage loans totaling $172.0 million and $86.8 million, respectively, and the Banks’ investment in Federal Home Loan Bank stock, are summarized as follows:

Maturing year ending June 30
(in thousands)
2021	$28,342
2022	6,307
2023	12,679
2024	3,659
2025	3,643
2026	31
2027	22
2028-2032	32
$54,715

At June 30, 2020 interest rates for advances were fixed ranging from 0.21% to 2.30%, with a weighted-average interest rate of 0.99%.

At June 30, 2019 interest rates for advances were fixed ranging from 2.11% to 2.41%, with a weighted-average interest rate of 2.39%.

Each advance is payable at its maturity date, with a prepayment penalty for fixed rate advances. Based on collateral composed of first mortgage loans and the Company’s holdings of FHLB stock, the Company was eligible to borrow up to $74.6 million as of June 30, 2020. In addition, we have the ability to borrow from the Federal Reserve Bank Discount Window. At June 30, 2020, based on home equity loans and share loans we had pledged collateral which would enable us to borrow up to $4.8 million. First Federal Savings Bank of Kentucky at June 30, 2020, had a $5.0 million Fed Funds line of credit with the Bankers’ Bank of Kentucky.